UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WageWorks, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of WageWorks, Inc. (“WageWorks” or the “Company”) by HealthEquity, Inc., a Delaware corporation (“Parent”), and Pacific Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated June 26, 2019, by and among the Company, Parent and Merger Sub:

(i) Employee Note;

(ii) Leader Talking Points;

(iii) Employee FAQ;

(iv) Client Letter;

(v) Client Talking Points;

(vi) Client Q&A;

(vii) Vendor Talking Points;

(viii) Infographic.

Each item listed above was first used or made available on June 27, 2019.

Employee Note

SUBJECT: WageWorks Accepts Proposal to be Acquired by HealthEquity

Since our last communication in April, WageWorks’ Board of Directors has carefully reviewed the unsolicited proposal we received from HealthEquity, Inc. Our Board – acting with a strong commitment to create value for our stockholders, customers and employees – has voted to accept an improved offer from HealthEquity and enter into a transaction under which WageWorks will be acquired by HealthEquity.

I want to provide you with some insight and clarity around how we got here, and also why we think this is exciting and the right path forward for the company and for all of you. This is an opportunity we did not solicit but needed to evaluate against our priorities. During the review process, our Board took careful consideration, not only as to whether the proposal fairly values our company and our future prospects, but also to ensure the acquisition makes sense from a cultural perspective. We wanted to make sure this was the right step for our customers, our partners and our employees. We also took a thoughtful look at the industry and our position in it. After many discussions, negotiations and meetings with the HealthEquity team, we believe this transaction gives us the greatest opportunity to fulfill our mission and do our very best work.

As an industry leader, we are focused on expanding our reach to ensure as many Americans as possible can access our products and gain power over their physical and financial health. We have accomplished this through strategies like our Plan to Win, investments in our technology and service, acquisitions, and strategic partnerships. And now, by joining forces with HealthEquity we will be able to achieve this vision even faster.

The acquisition of WageWorks by HealthEquity will be transformative in our industry and will amplify our impact with everyone from clients and brokers to policymakers in Washington. Together, we can drive growth, realize new efficiencies through scale, and create innovative solutions for our customers.

I’m extremely proud of everything we’ve accomplished as we have worked to rebuild WageWorks and emerge stronger than ever. Thanks to your dedication, we are prepared to file our first quarter 2019 results after the close of trading today, bringing us current with all of our financial filings. This enables us to then promptly file the required paperwork with the Securities and Exchange Commission to reopen the equity incentive plan.

HealthEquity’s interest in our company is a testament to you – our outstanding employees – and the unmatched service you provide our customers each day. It’s also proof of the exceptional value we deliver and the strength of our offering in the market.

I know you have many questions, and you’re likely wondering what’s next. There are several steps we must take before the transaction can close by the end of the calendar year, including securing regulatory approval and stockholder approval. In the coming weeks, we will form a team to plan for integration consisting of members from both WageWorks and HealthEquity, but for now, it is business as usual and we will continue to operate as an independent company. It is absolutely critical we maintain our focus on serving our clients and moving our business forward. While our long-term plans may change over time, our fundamental goals remain unchanged.

Our leadership team and I will do our very best to create clarity throughout this process, but I ask for your patience as we navigate this journey. The plan to integrate our businesses will be a significant undertaking, and the pace will likely change at different stages in the process. In the weeks ahead, leaders from both companies will come together to collaborate and assess how we will approach this work.

Please know how grateful I am for your heartfelt dedication to our clients and our mission. It’s been a privilege to be part of this team for more than a dozen years, and I’m constantly reminded that WageWorks is a very special place. I know we will carry this spirit forward into our next chapter together.

Sincerely,

Edgar Montes

Notice Regarding Forward-looking statements

This communication, and any documents to which WageWorks refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent WageWorks’ current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of WageWorks for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect WageWorks’ business and the price of the common stock of WageWorks, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of WageWorks and the receipt of certain required regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on WageWorks’ business relationships, operating results and business generally, (v) the risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) the risks related to diverting management’s attention from WageWorks’ ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against WageWorks related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in WageWorks’ filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, WageWorks does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving WageWorks and HealthEquity. In connection with the proposed transaction, WageWorks intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, WageWorks will mail the definitive proxy statement and a proxy card to each stockholder of WageWorks entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that WageWorks may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF WAGEWORKS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT WAGEWORKS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WAGEWORKS AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by WageWorks with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at WageWorks’ website (http://www.wageworks.com) or by contacting WageWorks’ Investor Relations at ir@WageWorks.com.

Participants in the Solicitation

WageWorks and its directors and executive officers may be deemed to be participants in the solicitation of proxies from WageWorks’ stockholders with respect to the proposed transaction. Information about WageWorks’ directors and executive officers and their ownership of WageWorks’ common stock is set forth in WageWorks’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on May 30, 2019. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Leader Talking Points

•

As you know, today we announced an agreement under which WageWorks will be acquired by HealthEquity. This announcement follows WageWorks’ receipt of an unsolicited proposal in April from HealthEquity to acquire our company.

•	Our Board of Directors, in line with its fiduciary duties, carefully reviewed HealthEquity’s proposal with the assistance of its legal and financial advisors.

•	Acting with a strong commitment to create value for our stockholders, customers and employees, the Board has voted to accept an improved offer from HealthEquity and enter into this transaction.

•	As an industry leader, we are focused on expanding our reach to ensure as many Americans as possible can access our products and gain power over their physical and financial health.

•	Joining forces with HealthEquity will enable us to achieve this vision even faster.

•	The acquisition of WageWorks by HealthEquity will be transformative in our industry and will amplify our impact with everyone from clients and brokers to policymakers in Washington.

•	Together, we can drive growth, realize new efficiencies through scale, and create innovative solutions for our customers.

•	HealthEquity expects the transaction to close by the end of the calendar year.

•	HealthEquity is acquiring all outstanding shares of WageWorks common stock for $51.35 per share.

•	Let me explain what this means for employees who own stock:

•

If a WageWorks employee owns stock options with an exercise price less than $51.35, he or she will receive a cash payment in an amount equal to $51.35 less the applicable per share exercise price; all stock options will terminate on the closing.

•

If a WageWorks employee owns time-based RSUs granted before the signing of the merger agreement, the RSUs will convert into the right to receive $51.35 per share, less applicable tax withholding, for each unit subject to the award. If a WageWorks employee owns performance-based RSUs granted before the signing of the merger agreement, the target number of RSUs will convert into the right to receive $51.35 per share, less applicable withholding, for each target unit subject to the award.

•

If a WageWorks employee receives time-based RSUs granted after the signing of the merger agreement, the RSUs will be assumed and converted into a number of HealthEquity RSUs on the same terms (including vesting), plus an additional 12 months of vesting acceleration in the event the employee is involuntarily terminated other than for cause within 12 months following the closing.

•

We should be extremely proud of everything we’ve accomplished as we have worked to rebuild WageWorks and emerge stronger than ever. Thanks to your dedication, we are prepared to file our first quarter 2019 results after the close of trading today, bringing us current with all of our financial filings.

•	This enables us to then promptly file the required paperwork with the Securities and Exchange Commission to reopen the equity incentive plan.

•

HealthEquity’s interest in our company is a testament to our outstanding employees and the unmatched service they provide our customers each day. It’s also proof of the exceptional value we deliver and the strength of our offering in the market.

•	There are several steps we must take before the transaction can close by the end of the calendar year, including securing regulatory approval and stockholder approval for the transaction.

•

In the coming weeks, we will form a team to plan for integration consisting of members from both WageWorks and HealthEquity. But for now, it is business as usual, and we will continue to operate as two separate companies. It is absolutely critical we maintain our focus on serving our clients and moving our business forward.

•

The plan to integrate our businesses will be a significant undertaking, and the pace will likely change at different stages in the process. In the weeks ahead, leaders from both companies will come together to collaborate and assess how we will plan to approach this work.

•	We believe there will be significant opportunities for personal and professional growth for WageWorks employees as part of this larger organization.

•

Of course, there are a lot of decisions still to be made and details to be ironed out, but our leaders will do their very best to create clarity throughout this process. We ask for your patience as we navigate this journey.

•	Should you have any questions, please feel free to speak with me.

•	Thank you for your dedication to our clients and our mission.

Notice Regarding Forward-looking statements

This communication, and any documents to which WageWorks refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent WageWorks’ current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of WageWorks for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect WageWorks’ business and the price of the common stock of WageWorks, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of WageWorks and the receipt of certain required regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on WageWorks’ business relationships, operating results and business generally, (v) the risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) the risks related to diverting management’s attention from WageWorks’ ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against WageWorks related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in WageWorks’ filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, WageWorks does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving WageWorks and HealthEquity. In connection with the proposed transaction, WageWorks intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, WageWorks will mail the definitive proxy statement and a proxy card to each stockholder of WageWorks entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that WageWorks may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF WAGEWORKS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT WAGEWORKS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WAGEWORKS AND THE

PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by WageWorks with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at WageWorks’ website (http://www.wageworks.com) or by contacting WageWorks’ Investor Relations at ir@WageWorks.com.

Participants in the Solicitation

WageWorks and its directors and executive officers may be deemed to be participants in the solicitation of proxies from WageWorks’ stockholders with respect to the proposed transaction. Information about WageWorks’ directors and executive officers and their ownership of WageWorks’ common stock is set forth in WageWorks’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on May 30, 2019. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Employee FAQ

1.	Why did we sell to HealthEquity?

•

The acquisition of WageWorks by HealthEquity will be transformative in our industry and will amplify our impact with everyone from clients and brokers to policymakers in Washington. Together, we can drive growth, realize new efficiencies through scale, and create innovative solutions for our customers.

•

This decision was not made lightly. During the review process, our Board took careful consideration not only as to whether the proposal fairly valued our company and our future prospects, but also to ensure that the acquisition makes sense from a cultural perspective. We wanted to make sure that this was the right step for our customers, our partners and our employees. We took a thoughtful look at the industry and our position in it, and after many discussions, negotiations and meetings with the HealthEquity team, we believe this transaction gives us the greatest opportunity to fulfill our mission and do our very best work.

•	After having worked hard to rebuild WageWorks, we are confident that now is the right time to enter into this landmark transaction that will enable us to execute faster and on a larger scale.

2.	Why sell now?

•	As we laid out in March, we have confidence in our strategy and go-forward plan and are proud of all that we have accomplished as we have worked to rebuild WageWorks.

•	Although we did not solicit this offer, once we received it we had a responsibility to evaluate it against our priorities, with our employees’, customers’ and stockholders’ best interests in mind.

•

After a thorough and careful review, and after many discussions, negotiations and meetings with the HealthEquity team and our external advisors, we believe this transaction gives us the greatest opportunity to fulfill our mission and do our very best work.

3.	How will WageWorks employees benefit from becoming part of the HealthEquity team?

•	Fundamentally, this transaction is about growth and creating even bigger and better opportunities, not only for our company, but for our employees too.

•	We believe there will be significant opportunities for personal and professional growth for WageWorks employees as part of this larger organization, but at this time, we cannot speculate further.

4.	Will our mission change after the acquisition?

•

Both companies share a common mission of ensuring as many Americans as possible can access our products and gain power over their physical and financial health, and that will not change as a result of this transaction.

5.	What will happen to Edgar and Stuart and other members of our executive team?

•

This will be finalized in the coming months as we approach an expected close by the end of the calendar year. We are committed to being as transparent as possible throughout this process and will update you as we have new information to share.

6.	Will our name and brand change after the transaction is final?

•

This is among the details that will be finalized in the coming months as we approach an expected close by the end of the calendar year. We are committed to being as transparent as possible throughout this process and will update you as we have new information to share.

7.	What systems will we use after we are part of HealthEquity?

•	Decisions regarding systems used after the close of the transaction will be made as part of the integration planning efforts.

•	We are committed to being as transparent as possible throughout this process and will update you as we have new information to share.

8.	Does HealthEquity plan to shut down any of our business lines or facilities?

•	It is too early to speculate on these matters.

•	Fundamentally, this transaction is about growth and creating even bigger and better opportunities, not only for the Company, but for our employees too.

•	For now, it is business as usual, and we should continue to operate as two separate companies.

•

There will be many more details to be finalized in the coming months as we approach an expected close by the end of the calendar year. We are committed to being as transparent as possible throughout this process and will update you as we have new information to share.

9.	How long will it take to integrate the two companies? Who will oversee that integration?

•	In the coming weeks, we will form a team to plan for integration consisting of members from both WageWorks and HealthEquity.

•

The team that will plan for integration will take a thoughtful and phased approach to integrating WageWorks after the close of the transaction, with a goal of maintaining a high level of business continuity and service to our customers throughout the integration process.

10.	How will this change our daily business? What should we be doing now?

•	For now, it is business as usual, and we will continue to operate as two separate companies.

•	It is absolutely critical we maintain our focus on serving our clients and moving our business forward. While our long-term plans may change over time, our fundamental goals remain the same.

11.	Will HealthEquity make job cuts when they integrate WageWorks? If there are job cuts, how will they be distributed across the two companies? When will I know if I still have a job?

•	Fundamentally, this transaction is about growth and creating even bigger and better opportunities, not only for the Company, but for our employees too.

•	No layoffs are planned at this time. As we work to integrate with HealthEquity, there may be some employees whose employment terminates.

•	The team that will plan for integration will take a thoughtful and phased approach to integrating WageWorks.

•	We are committed to being as transparent as possible throughout this process and will update you as we have new information to share.

12.	If I am laid off, will I receive severance?

•

No layoffs are planned at this time. As we work to integrate with HealthEquity, there may be some employees whose employment terminates. We plan to work with HealthEquity to provide competitive severance benefits for any of our terminated employees.

13.	What will happen to my compensation and benefits?

•	At this time, we do not anticipate any changes to employee compensation and benefits prior to the close of the transaction.

•

For the first year following the close of the transaction, HealthEquity has committed to providing continuing employees with base salary and target annual cash compensation opportunities at levels no less favorable than those in effect immediately before the close of the transaction and substantially similar employee benefits to those in effect immediately before the close or those in effect for similar HealthEquity employees.

•	As part of the integration planning process, any decisions related to compensation and benefits will be communicated when details are available.

14.	Will I retain my years of service for purposes of benefits?

•

HealthEquity has committed to providing service credit to all continuing employees for purposes of eligibility and vesting under benefit plans as well as any severance benefit determinations and vacation accrual.

15.	What happens to my unvested stock options?

•

All stock options, whether vested or unvested, will become fully vested in connection with the transaction and be cancelled on the closing of the transaction, and to the extent any stock option has an exercise price per share less than $51.35, the holder will receive a cash amount equal to $51.35 less the applicable per share exercise price, less applicable tax withholding, for each underlying share.

16.	What happens to my unvested RSUs?

•

All time-based RSUs granted before the signing of the merger agreement, will become fully vested on the closing of the transaction and be converted into the right to receive $51.35 per share, less applicable tax withholding, for each unit.

•

All performance-based RSUs granted before the signing of the merger agreement will be cancelled and the target number of RSUs will be converted into the right to receive $51.35 per share, less applicable withholding, for each unit subject to the award.

•

All time-based RSUs granted after the signing of the merger agreement will be assumed and converted into a number of HealthEquity RSUs of an approximately equivalent value on the same terms (including vesting). However, if you do not have current rights to vesting acceleration and your employment is involuntarily terminated for reasons other than cause within 12 months on or after the close of the transaction, you will be entitled to an additional 12 months vesting acceleration for these RSUs.

17.	Will I have to relocate?

•	Before the close of the transaction, it is business as usual and you will be expected to continue working at your job in your current location.

•	Following the close of the transaction, there may be some changes to our teams that require relocation as we work to integrate with HealthEquity.

•

There will be many more details to be finalized in the coming months as we approach an expected close by the end of the calendar year. We are committed to being as transparent as possible throughout this process and will update you as we have new information to share.

18.	Will we all remain in our current teams? Will team structures remain the same or will we have a new reporting structure?

•	Before the close of the transaction, it will remain business as usual, and it is expected that teams will remain the same.

•

In the coming weeks, we will form a team to plan for integration consisting of members from both WageWorks and HealthEquity and part of their job will be helping to determine the planned structure of our integrated teams, among other things.

•

There will be many more details to be finalized in the coming months as we approach an expected close by the end of the calendar year. We are committed to being as transparent as possible throughout this process and will update you as we have new information to share.

19.	Will internal posting for jobs and/or external hiring be on hold during this merger?

•	No, for now, it is business as usual and we will continue to operate as two separate entities.

20.	I’m involved in XYZ project. Will that continue?

•	Yes, for now, it is business as usual, and we will continue to operate as two separate companies.

•

In the coming weeks, we will form a team to plan for integration consisting of members from both WageWorks and HealthEquity and part of their job will be helping to determine the planned structure of our integrated teams, among other things.

•

There will be many more details to be finalized in the coming months as we approach an expected close by the end of the calendar year. We are committed to being as transparent as possible throughout this process and will update you as we have new information to share.

21.	What should I tell customers concerned about the news?

•

It is important that we reassure customers that this transaction will not impact their day-to-today relationship with WageWorks and that, in the near-term, their relationship manager will remain the same.

•	You should also communicate to them that being part of a larger organization will enable us to deliver even more value by combining the best solutions from both organizations.

22.	What can we expect next?

•	There are several steps we must take before the transaction can close by the end of the calendar year, including securing regulatory approval and stockholder approval for the transaction.

•	In the coming weeks, we will form a team to plan for integration consisting of members from both WageWorks and HealthEquity.

•	However, for now, it is business as usual and we will continue to operate as two separate companies.

•	It is absolutely critical we maintain our focus on serving our clients and moving our business forward. While our long-term plans may change over time, our fundamental goals remain the same.

•

There will be many more details to be finalized in the coming months as we approach an expected close by the end of the calendar year. We are committed to being as transparent as possible throughout this process and will update you as we have new information to share.

23.	When do you expect the transaction to close?

•	The transaction is expected to close by the end of the calendar year, pending regulatory approval, stockholder approval and other customary closing conditions.

24.	How will we get more information about the progress of the transaction?

•	We expect to provide updates regarding our integration planning throughout the process.

•	Of course, if you have questions throughout the process, feel free to contact your manager or HR partner.

25.	What do I do if approached by a member of the media?

•	Please direct all media inquiries to Liz Anderson at Elizabeth.Anderson@wageworks.com.

26.	Who do we go to with questions?

•	Please direct any questions to your manager or HR partner.

Notice Regarding Forward-looking statements

This communication, and any documents to which WageWorks refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent WageWorks’ current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of WageWorks for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect WageWorks’ business and the price of the common stock of WageWorks, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of WageWorks and the receipt of certain required regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on WageWorks’ business relationships, operating results and business generally, (v) the risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) the risks related to diverting management’s attention from WageWorks’ ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against WageWorks related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in WageWorks’ filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, WageWorks does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving WageWorks and HealthEquity. In connection with the proposed transaction, WageWorks intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, WageWorks will mail the definitive proxy statement and a proxy card to each stockholder of WageWorks entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that WageWorks may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF WAGEWORKS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT WAGEWORKS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WAGEWORKS AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by WageWorks with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at WageWorks’ website (http://www.wageworks.com) or by contacting WageWorks’ Investor Relations at ir@WageWorks.com.

Participants in the Solicitation

WageWorks and its directors and executive officers may be deemed to be participants in the solicitation of proxies from WageWorks’ stockholders with respect to the proposed transaction. Information about WageWorks’ directors and executive officers and their ownership of WageWorks’ common stock is set forth in WageWorks’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on May 30, 2019. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Client Letter

SUBJECT: WageWorks Enters into Agreement with HealthEquity

Dear Valued Client,

Earlier today, we made the significant and exciting announcement that we have entered into an agreement under which WageWorks will be acquired by HealthEquity.

This announcement is a testament to the exceptional value we deliver. As an industry leader, we are focused on expanding our reach to ensure as many Americans as possible can access our products and gain power over their physical and financial health. Joining forces with HealthEquity will enable us to achieve this vision even faster. The acquisition of WageWorks by HealthEquity will enable us to bring a broader, deeper, more innovative set of solutions to our customers – giving you choice and peace of mind.

As you may already know, WageWorks received an unsolicited proposal in April from HealthEquity to acquire our company. Since that time, our Board of Directors has carefully reviewed the proposal with the assistance of its legal and financial advisors. The Board – acting with a strong commitment to create value for our stockholders, customers and employees – has voted to accept an improved offer and enter into this transaction.

The transaction is expected to close by the end of the calendar year. I want to assure you that in the near term, your WageWorks experience and relationship manager will remain the same – nothing will change. Upon the closing of the transaction, we will begin our efforts to integrate the two companies, in order to deliver even more value by combining the best solutions from both organizations. We will keep you updated as the transaction progresses and will do our absolute best to continue providing the high level of solutions that you deserve and have come to expect from WageWorks.

As always, we appreciate and value your continued partnership and would be happy to answer any questions you might have – please do not hesitate to reach out to me or your WageWorks broker.

Sincerely,

Edgar Montes

Notice Regarding Forward-looking statements

This communication, and any documents to which WageWorks refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent WageWorks’ current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of WageWorks for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect WageWorks’ business and the price of the common stock of WageWorks, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of WageWorks and the receipt of certain required regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on WageWorks’ business relationships, operating results and business generally, (v) the risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) the risks related to diverting management’s attention from WageWorks’ ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against WageWorks related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in WageWorks’ filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, WageWorks does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving WageWorks and HealthEquity. In connection with the proposed transaction, WageWorks intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, WageWorks will mail the definitive proxy statement and a proxy card to each stockholder of WageWorks entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that WageWorks may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF WAGEWORKS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT WAGEWORKS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WAGEWORKS AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by WageWorks with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at WageWorks’ website (http://www.wageworks.com) or by contacting WageWorks’ Investor Relations at ir@WageWorks.com.

Participants in the Solicitation

WageWorks and its directors and executive officers may be deemed to be participants in the solicitation of proxies from WageWorks’ stockholders with respect to the proposed transaction. Information about WageWorks’ directors and executive officers and their ownership of WageWorks’ common stock is set forth in WageWorks’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on May 30, 2019. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Client Talking Points

•

As you may know, today we announced an agreement under which WageWorks will be acquired by HealthEquity. This announcement follows WageWorks’ receipt of an unsolicited proposal in April from HealthEquity to acquire our company.

•	HealthEquity’s interest in our company is a testament to the exceptional value we deliver and the strength of our offering in the market.

•	As an industry leader, we are focused on expanding our reach to ensure as many Americans as possible can access our products and gain power over their physical and financial health.

•	Joining forces with HealthEquity will enable us to achieve this vision even faster.

•	The acquisition of WageWorks by HealthEquity will enable us to bring a broader, deeper, more innovative set of solutions to our customers – giving you choice and peace of mind.

•	Our Board of Directors has carefully reviewed the proposal with the assistance of its legal and financial advisors.

•	The Board – acting with a strong commitment to create value for our stockholders, customers and employees – has voted to accept an improved offer and enter into this transaction.

•	The transaction is expected to close by the end of the calendar year. Until then, we will continue to operate as two separate companies and it is business as usual at WageWorks.

•

In the near term, your WageWorks experience and relationship manager will remain the same, and nothing will change with regards to our relationship. Over time, we will work to deliver even more value by combining the best solutions from both organizations.

•	As always, we appreciate and value your continued partnership. If you have additional questions, please do not hesitate to reach out to me or your WageWorks broker.

Notice Regarding Forward-looking statements

This communication, and any documents to which WageWorks refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent WageWorks’ current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of WageWorks for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect WageWorks’ business and the price of the common stock of WageWorks, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of WageWorks and the receipt of certain required regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on WageWorks’ business relationships, operating results and business generally, (v) the risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) the risks related to diverting management’s attention from WageWorks’ ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against WageWorks related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in WageWorks’ filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, WageWorks does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving WageWorks and HealthEquity. In connection with the proposed transaction, WageWorks intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, WageWorks will mail the definitive proxy statement and a proxy card to each stockholder of WageWorks entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that WageWorks may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF WAGEWORKS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT WAGEWORKS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WAGEWORKS AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by WageWorks with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at WageWorks’ website (http://www.wageworks.com) or by contacting WageWorks’ Investor Relations at ir@WageWorks.com.

Participants in the Solicitation

WageWorks and its directors and executive officers may be deemed to be participants in the solicitation of proxies from WageWorks’ stockholders with respect to the proposed transaction. Information about WageWorks’ directors and executive officers and their ownership of WageWorks’ common stock is set forth in WageWorks’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on May 30, 2019. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Client Q&A

1.	Why did you sell to HealthEquity and why now?

•

The acquisition of WageWorks by HealthEquity will be transformative in our industry and will amplify our impact with everyone from clients and brokers to policymakers in Washington. Together, we can drive growth, realize new efficiencies through scale, and create innovative solutions for our customers.

•

Since receiving an unsolicited proposal from HealthEquity in April, our Board – acting with a strong commitment to create value for our stockholders, customers and employees, spent much time carefully considering the proposal with the assistance of its legal and financial advisors.

•

After careful consideration, we believe the acquisition of WageWorks by HealthEquity will enable us to bring a broader, deeper, more innovative set of solutions to our customers – giving you choice and peace of mind.

2.	What does today’s announcement mean for me?

•	There are several steps we must take before the transaction can close by the end of the calendar year, including securing regulatory approval and stockholder approval.

•	For now, it is business as usual and your day-to-day interaction with WageWorks will not change.

•	We are fully focused on serving you and moving our business forward.

•	Looking ahead, we are confident that, upon close of the transaction, we will be able to deliver you the best solutions and service from both organizations.

3.	Will my day-to-day interaction with WageWorks change? What about my point of contact?

•	No, it is business as usual and your day-to-day interaction with WageWorks will not change.

•	We are fully focused on serving you and moving our business forward.

•	Looking ahead, we are confident that, upon close of the transaction, we will be able to deliver you the best solutions and service from both organizations.

4.	Should I expect any of my solutions to be discontinued as a result of this transaction?

•	It is too early to speculate on such matters.

•	For now, it is business as usual and WageWorks will continue to operate as a standalone company.

•

There will be many more details to be finalized in the coming months as we approach an expected close of the transaction by the end of the calendar year. We are committed to being as transparent as possible throughout this process and will update you as we have new information to share.

5.	Will I still be a client of WageWorks once the transaction closes?

•	We fully expect to maintain our relationship following the close of the transaction.

6.	Will there be any changes to my payment/invoicing?

•	There are several steps we must take before the transaction can close by the end of the calendar year, including securing regulatory approval and stockholder approval.

•	However, for now, it is business as usual and you should not see a change in your day-to-day interaction with WageWorks.

•

There will be many more details to be finalized in the coming months as we get closer to an expected close by the end of the calendar year. We are committed to being as transparent as possible throughout this process and will update you as we have new information to share.

Notice Regarding Forward-looking statements

This communication, and any documents to which WageWorks refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent WageWorks’ current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of WageWorks for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect WageWorks’ business and the price of the common stock of WageWorks, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of WageWorks and the receipt of certain required regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on WageWorks’ business relationships, operating results and business generally, (v) the risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) the risks related to diverting management’s attention from WageWorks’ ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against WageWorks related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in WageWorks’ filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, WageWorks does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving WageWorks and HealthEquity. In connection with the proposed transaction, WageWorks intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, WageWorks will mail the definitive proxy statement and a proxy card to each stockholder of WageWorks entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that WageWorks may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF WAGEWORKS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT WAGEWORKS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WAGEWORKS AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by WageWorks with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at WageWorks’ website (http://www.wageworks.com) or by contacting WageWorks’ Investor Relations at ir@WageWorks.com.

Participants in the Solicitation

WageWorks and its directors and executive officers may be deemed to be participants in the solicitation of proxies from WageWorks’ stockholders with respect to the proposed transaction. Information about WageWorks’ directors and executive officers and their ownership of WageWorks’ common stock is set forth in WageWorks’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on May 30, 2019. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Vendor Talking Points

•

As you may know, today we announced an agreement under which WageWorks will be acquired by HealthEquity. This announcement follows WageWorks’ receipt of an unsolicited proposal in April from HealthEquity to acquire our company.

•	HealthEquity’s interest in our company is a testament to the exceptional value we deliver, the strength of our offering in the market, and our strong relationships with vendors.

•	As an industry leader, we are focused on expanding our reach to ensure as many Americans as possible can access our products and gain power over their physical and financial health.

•	Joining forces with HealthEquity will enable us to achieve this vision even faster.

•	The acquisition of WageWorks by HealthEquity will enable us to bring a broader, deeper, more innovative set of solutions to our customers – giving them more choices and peace of mind.

•	Our Board of Directors has carefully reviewed the proposal with the assistance of its legal and financial advisors.

•	The Board – acting with a strong commitment to create value for our stockholders, customers and employees – has voted to accept an improved offer and enter into this transaction.

•	With this news, we wanted to assure you that nothing changes with regards to our relationship with you. Your experience working with WageWorks will remain the same.

•	As always, we appreciate and value our continued working relationship. If you have additional questions, please do not hesitate to reach out to me.

Notice Regarding Forward-looking statements

This communication, and any documents to which WageWorks refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent WageWorks’ current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of WageWorks for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,”

“assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect WageWorks’ business and the price of the common stock of WageWorks, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of WageWorks and the receipt of certain required regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on WageWorks’ business relationships, operating results and business generally, (v) the risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) the risks related to diverting management’s attention from WageWorks’ ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against WageWorks related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in WageWorks’ filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, WageWorks does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving WageWorks and HealthEquity. In connection with the proposed transaction, WageWorks intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, WageWorks will mail the definitive proxy statement and a proxy card to each stockholder of WageWorks entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that WageWorks may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF WAGEWORKS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT WAGEWORKS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WAGEWORKS AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by WageWorks with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at WageWorks’ website (http://www.wageworks.com) or by contacting WageWorks’ Investor Relations at ir@WageWorks.com.

Participants in the Solicitation

WageWorks and its directors and executive officers may be deemed to be participants in the solicitation of proxies from WageWorks’ stockholders with respect to the proposed transaction. Information about WageWorks’ directors and executive officers and their ownership of WageWorks’ common stock is set forth in WageWorks’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on May 30, 2019. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

HealthEquity | WageWorks everyone benefits

HealthEquity to Acquire WageWorks in All-Cash Transaction

Delivering Premium Value to WageWorks Shareholders

$51.35
all-cash purchase price per share

$2.1B
transaction value

Significant Premium

28.7%
to 30-day VWAP[1]

40.2%
to 60-day VWAP[1]

52.1%
to 90-day VWAP[1]

Attractive Multiple

15.0x
2019E EBITDA[2]

HealthEquity to Acquire WageWorks in All-Cash Transaction Delivering Premium Value to WageWorks Shareholders $51.35 all-cash purchase price per share $2.1B transaction value Significant Premium Attractive Multiple 28.7% to 30-day VWAP1 15.0x 2019E EBITDA2 40.2% to 60-day VWAP1 52.1% to 90-day VWAP1 1 For the 30, 60 and 90 trading days prior to HealthEquity’s acquisition proposal becoming public on April 29,20192 Based on consensus estimates [LEGEND] Ant prerestia consenis naturib usapedi tatur? Quid et adi tempel id qui alitassim quam quis reroren ditates cipitat iorerum quia dempos excest alit, od ut ape volestibusa volupta dus net ut assum quatiam, inverum, que sape dent as es estia aut reptasit quissimil etur aliquia debitae et ut est etur ad mossequo ium, officitior rates ut re vel ipicat dolum undel eos maiores et perio eum cum aut volorunt. Ro et omnimus, asimin nesenisti voloresciam a nis ipsum iusaeperiat. Diasinu llecerum quam haruptio. Nequos con pratenimus minum ditia ipsum repeliquos raerrunt, oditet eum aut et imi, sendaectur aris everro to et pariam rem venihitis voluptiorem.Henet ad quodi corest id magnatur sinverume net adignatet mo to voloratio volest lacerae por molorer chitaqui doluptur rem cum nis as voluptas sinvel ium fuga. Pitis coribus, nonesti officiatur sim et et aut ped magnimp orerum lictat. Optatec epudipit ea nossintem qui aceat voluptae nistio tore secum quia que maioribus num quae aceatur aut que nobis autet quat etus est modipsapedit alique dernatur re modigendae. Bita ipic te doloria sseribea dolupidus audit fuga. Neque de molorporeria dolorro minventium laceaquatis suscim debistem faceris sitam dolenti cum que voloressum consecustis et lit aligent.

Additional Information and Where to Find It This communication is being made in respect of the proposed transaction involving WageWorks, Inc. (“WageWorks”) and HealthEquity, Inc. In connection with the proposed transaction, WageWorks intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, WageWorks will mail the definitive proxy statement and a proxy card to each stockholder of WageWorks entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that WageWorks may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF WAGEWORKS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT WAGEWORKS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WAGEWORKS AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by WageWorks with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at WageWorks’ website (http://www.wageworks.com) or by contacting WageWorks’ Investor Relations at ir@WageWorks.com. Participants in the Solicitation WageWorks and its directors and executive officers may be deemed to be participants in the solicitation of proxies from WageWorks’ stockholders with respect to the proposed transaction. Information about WageWorks’ directors and executive officers and their ownership of WageWorks’ common stock is set forth in WageWorks’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on May 30, 2019. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction. Notice Regarding Forward-Looking Statements This communication, and any documents to which WageWorks refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent WageWorks’ current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of WageWorks for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect WageWorks’ business and the price of the common stock of WageWorks, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of WageWorks and the receipt of certain required regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on WageWorks’ business relationships, operating results and business generally, (v) the risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) the risks related to diverting management’s attention from WageWorks’ ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against WageWorks related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in WageWorks’ filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, WageWorks does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.